                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                           --------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:    July 15, 1996
                                           -------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                0-25762                            54-1719855
- ----------------------------------                 -------                       -------------------
(State or other jurisdiction of                  (Commission                       (IRS Employer
       incorporation)                             File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
- --------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.            OTHER EVENTS.
                   -------------

                   The June 1996 monthly Certificateholders Statements to investors were distributed July 15, 1996.

ITEM 7 (c).        EXHIBITS
                   --------

                   The following are filed as exhibits to this Report under Exhibit 28:

                   1.     June Performance Summary
                   2.     Series 1993-1 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   3.     Series 1993-3 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   4.     Series 1993-4 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   5.     Series 1994-1 Class A and Class B Certificateholder's Statements for
                          the month of June, 1996.
                   6.     Series 1994-2 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   7.     Series 1994-3 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   8.     Series 1994-4 Class A and Class B Certificateholder's Statements for
                          the month of June 1996.
                   9.     Series 1994-A Certificateholders' Statement for the month of
                          June 1996.
                   10.    Series 1995-1 Class A and Class B Certificateholder's Statements
                          for the month of June 1996.
                   11.    Series 1995-2 Class A and Class B Certificateholder's Statements
                          for the month of June 1996.
                   12.    Series 1995-3 Class A and Class B Certificateholder's Statements
                          for the month of June 1996.
                   13.    Series 1995-4 Class A and Class B Certificateholder's Statements
                          for the month of June 1996.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:   CAPITAL ONE BANK
                                            Servicer


                                      By:    /s/ David M. Willey
                                            ----------------------------------
                                            David M. Willey
                                            Vice President
Date:  July 15, 1996

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549





                          ------------------------




                                  EXHIBITS

                                     TO

                                  FORM 8-K





                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
- ------               --------                                                      ------------------
   1                 June Performance Summary                                             06

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       08

   3                 Series 1993-3 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       10

   4                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       12

   5                 Series 1994-1 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       14

   6                 Series 1994-2 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       16

   7                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       18

   8                 Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       20

   9                 Series 1994-A Certificateholder's Statement for
                     the month of June 1996                                               22

   10                Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996                       23

   11                Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996.                      25

   12                Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996.                      27

   13                Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of June 1996.                      29





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